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              FIRST AMENDMENT TO EXCLUSIVE SPACE LEASE AGREEMENT


     This First Amendment to Exclusive Space Lease Agreement ("First Amendment") is entered into by and between SPEAKEASY GAMING OF RENO, INC., a Nevada corporation ("SGR"), and ROGER LYNN FULLER AND DEE CONNIE FULLER, dba DYNASTY GAMES DISTRIBUTING ("Dynasty") as of this ___ day of December, 1998.

                              R E C I T A L S :

     (A) WHEREAS, SGR and Dynasty entered into that certain Exclusive Space Lease Agreement dated August 25, 1998 (the "Lease"), which sets forth the terms and conditions of the lease of space by Dynasty from SGR for the placement, operation, and servicing of gaming devices at the Location (as defined in the Lease); and

     (B) WHEREAS, SGR and Dynasty desire to amend the Lease to change certain provisions related to the payment of rent under the Lease on the terms and conditions set forth in this First Amendment.

     NOW, THEREFORE, the SGR and Dynasty hereby agree as follows:

     1. CAPITALIZED TERMS. Capitalized terms not otherwise defined in this First Amendment shall have the meanings ascribed to them in the Lease.

     2. CONFLICTING TERMS. To the extent the provisions of this First Amendment conflict with any of the terms and conditions of the Lease, the provisions of this First Amendment shall control. SGR and Dynasty acknowledge and agree that, except as specifically modified hereby, each of the terms and conditions of the Lease shall remain in full force and effect and are enforceable in accordance with their respective terms.

     3. SPACE LEASE PAYMENTS. Section 6.01 of the Lease shall be amended to read in full as follows:

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     "6.01  SPACE LEASE PAYMENTS.  Provided this Lease has not otherwise been terminated, the parties agree to negotiate in good faith and determine, no later than the last day of the fifth (5th) month of the Term unless mutually agreed otherwise, the amount of the space lease payments Dynasty shall pay SGR, which payments shall be due and payable commencing on the first day of the seventh (7th) month of the Term for the remainder of the Term."

     4. PAYMENT. Section 6.02 of the Lease shall be amended to read in full as follows:

     "6.02 PAYMENT. Dynasty shall not be required to pay space lease payments for the first six (6) months of the Term. Thereafter, space lease payments, as determined in accordance with Section 6.01, shall be payable in advance on the first day of each calendar month. For example, if the Commencement Date is September 1, 1998, Dynasty shall pay the first space lease payment on March 1, 1998. All space lease payments, and all other amounts payable to SGR by Dynasty pursuant to the provisions of this Agreement, shall be paid to SGR without notice, demand, abatement, deduction or offset, in lawful money of the United States at the Location or to such other person or at such other place as SGR may designate from time to time by written notice given to Dynasty. No payment by Dynasty or receipt by SGR of a lesser amount than the correct space lease payment due hereunder shall be deemed to be other than a payment on account; nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed to effect or evidence an accord and satisfaction; and SGR may accept such check or payment without prejudice to SGR's right to recover the balance or pursue any other remedy in this Agreement or at law or in equity provided.

          Dynasty shall pay to SGR all amounts due and owing under Section
5.03 of this Agreement within seven (7) days of receiving an invoice from SGR."

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of date written below.


"SGR"                              "Dynasty"

SPEAKEASY GAMING OF RENO,
INC., a Nevada corporation


By: /s/ Bruce E. Dewing            By: /s/ Roger Lynn Fuller
    ---------------------------        ---------------------------
     Bruce E. Dewing                   Roger Lynn Fuller
     Vice President


Dated:                             Dated:
      -------------------------          -------------------------




                                   By: /s/ Dee Connie Fuller
                                       ---------------------------
                                        Dee Connie Fuller


                                   Dated:
                                         -------------------------



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